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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                        PURSUANT TO SECTION 13 OR 15(D) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 18, 1998

                                CALPROP CORPORATION
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         CALIFORNIA                  1-6844              95-4044835
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NO.)   (IRS EMPLOYER
    OF INCORPORATION)                                  IDENTIFICATION NO.)

13160 MINDANAO WAY, SUITE 180,  MARINA DEL REY, CA          90292
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                (ZIP CODE)

                                   (310) 306-4314
                (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                   NOT APPLICABLE
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS.

     On November 18, 1998, RGCCLPO Development Co., LLC, a California limited liability company (the "LLC") and subsidiary of Calprop Corporation, acquired an 18 acre parcel of undeveloped land ("Parcel 1") and a 2 acre parcel of undeveloped land ("Parcel 2"), both located in the City of Milpitas, County of Santa Clara, State of California, from Ford Motor Land Development Corporation, a Delaware corporation ("Ford Land"). The LLC expects to develop a new 382-unit single-family attached development, to be known as Parc Metropolitan, on Parcel 1, and a new 68-unit apartment development on Parcel 2.

     Calprop Corporation and RGC Courthomes, Inc., a California corporation, constitute all of the members of the LLC. The LLC will develop Parc Metropolitan as market-rate housing, and Parcel 2 as a mix of market-rate and middle-income housing.

     The total purchase price for Parcel 1 and Parcel 2 was $17,700,000. In addition, Ford Land has a participation interest in the total gross sales prices for homes sold on Parcel 1; this participation interest is secured by a deed of trust encumbering Parcel 1. The acquisition consideration for these two parcels was determined by arm's-length negotiations between the parties.

     On November 18, 1998, in connection with the acquisitions described above, Lowe Enterprises Residential Partners, a California limited partnership (the "Lender"), and the LLC entered into a Loan Agreement (the "Loan Agreement") pursuant to which the Lender made a loan (the "Loan") to the LLC, secured by Parcel 1. The Loan Agreement provides for borrowings of up to $9,700,000 through November 15, 2000 (the "Maturity Date"), subject to two (2) six
(6)-month extension options, to pay a portion of the costs of the acquisition of Parcel 1, and certain other costs in connection with the development of Parcel 1. The Loan bears interest at a floating rate calculated by adding a negotiated spread to the reference rate of interest quoted from time to time by Bank of America, N.T. & S.A. Furthermore, as additional interest, the Lender is entitled to receive a specified percentage of all additional net cash flow of the LLC until the total internal rate of return of the Lender from the Loan reaches a specified level. Proceeds of the Loan will be used, in part, to finance certain project costs relating to the acquisition and development of Parcel 1 and the construction thereon in accordance with certain plans previously approved by the Lender.

     The Loan Documents provide that the Loan is non-recourse to the LLC, except for certain customary exceptions. Pursuant to the Loan Documents, Calprop Corporation has indemnified the Lender from any losses arising out of the exceptions and from certain losses, if any, arising out of certain environmental matters involving Parcel 1. Calprop Corporation has also guaranteed the completion of the development of Parcel 1 in accordance with certain plans previously approved by the Lender.

     Pursuant to the Loan Agreement and the other documents evidencing and securing the Loan (the "Loan Documents"), the LLC will use reasonable good faith efforts to close additional construction loans from Imperial Bank on certain specified dates, secured by Parcel 1, to finance certain additional costs of the development of Parcel 1.


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CALPROP CORPORATION


                              By: /s/ MARK F. SPIRO
                                  -------------------------------
                                     Mark F. Spiro
                                     Vice President/Secretary/Treasurer
                                     (Chief Financial and Accounting Officer)
                                     December 10, 1998


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                                   EXHIBIT INDEX

Exhibit Number          Description

10.1 Loan Agreement, dated November 18, 1998, by and among Calprop Corporation, RGCCLPO Development Co., LLC and Lowe Enterprises Residential Partners.


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